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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): DECEMBER 4, 2007

                              MOVADO GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          NEW YORK                       1-16497                 13-2595932
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                  650 FROM ROAD
                   PARAMUS, NJ                               07652
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       (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code: (201) 267-8000

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.   AMENDMENTS  TO  ARTICLES  OF  INCORPORATION  OR BYLAWS;  CHANGE IN
             FISCAL YEAR.

             On December 4, 2007, the Board of Directors of the Company amended
Article 7 of the Company's By-laws, effective as of December 4, 2007, to allow for the issuance of uncertificated shares. The amendment makes the Company's shares eligible for inclusion in the Direct Registration System, as required by Rule 501.00 of the New York Stock Exchange's Listed Company Manual, which allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

             The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article 7 is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (d)     Exhibits.

             Exhibit No.    Description

             3.1            Restated By-laws, as amended effective December 4,
                            2007




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                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  December 11, 2007

                                        MOVADO GROUP, INC.


                                        By:/s/ Timothy F. Michno
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                                           Name:  Timothy F. Michno
                                           Title: General Counsel